UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  November 28, 2007

Community Capital Corporation
(Exact Name of Registrant as Specified in Its Charter)

South Carolina
(State or Other Jurisdiction of Incorporation)

0-18460	57-0866395
(Commission File Number)	(I.R.S. Employer Identification)

1402-C Highway 72, Greenwood, South Carolina 29649
(Address, Including Zip Code of Principal Executive Offices)

(864) 941-8200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of the Company adopted amendments to Article VIII of the Company’s Bylaws (the “Bylaws”), effective November 28, 2007, to clarify that the Company may issue uncertificated shares.  The ability to issue uncertificated shares is required in order for the Company to be eligible to participate in the Direct Registration System, which allows investors to have securities registered in their names without the issuance of physical stock certificates.  NASDAQ Stock Market rules require that the Company be eligible to participate in the Direct Registration System by January 1, 2008.  The full text of the Bylaws, as amended and restated, is filed as Exhibit 3.3 hereto.

Item 9.01.      Financial Statements and Exhibits.

(a) - (b)                      Not applicable.

(c)  Exhibits.

Exhibit 3.3 – Amended and Restated Bylaws dated November 28, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY CAPITAL CORPORATION

Date: November 28, 2007	By: /s/R. Wesley Brewer
R. Wesley Brewer
Its:  Chief Financial Officer

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